Exhibit 10.1

AMENDMENT TO

PURCHASE AGREEMENT

THIS AMENDMENT (this “Amendment”) is made as of February 8, 2006, by and between MetaSolv, Inc., a Delaware corporation (the “Company”), and the purchaser whose name is set forth on the signature page hereto (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser are parties to that certain Purchase Agreement dated as of October 26, 2005 (the “Purchase Agreement”); and

WHEREAS, the Company and the Purchaser desire to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the Company and the Purchaser hereby agree as follows:

1.	Amendment. Section 7.1(b) of the Purchase Agreement is hereby amended to add the following new sentence as the last sentence thereof:

“Notwithstanding the foregoing, in no event shall the foregoing liquidated damages exceed an amount equal to ten percent (10%) of the aggregate purchase price of such Purchaser’s Securities as reflected in SECTION 2 of this Agreement.”

2.	Remainder of Purchase Agreement Unchanged. Except as set forth herein, the terms and provisions of the Purchase Agreement shall be unchanged hereby and shall remain in full force and effect.

3.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States of America.

4.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other party.

5.	Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Remainder of page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

METASOLV, INC.

By:
Name:
Title:

PURCHASER:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT TO PURCHASE AGREEMENT]